SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): December 31, 2003

                             SOMERSET HILLS BANCORP
             (Exact name of registrant as specified in its charter)






New Jersey                              000-50055            22-3768777
(State or other jurisdiction          (Commission            (IRS Employer
 of incorporation)                    File Number)           Identification No.)


155 Morristown Road                                                      07924
Bernardsville, New Jersey                                             (Zip Code)
(Address of principal executive
 offices)

                                 (908) 221-0100
              (Registrant's telephone number, including area code)

                              Item 5. Other Events

On December 31, 2003, the registrant issued a press release regarding the retirement from the Board of Directors of Mr. Paul Fitzgerald. The press release is attached hereto as an exhibit.

                    Item 7. Financial Statements and Exhibits

(a) (a) None.
(b) (b) None.
(c) (c) Exhibits:

Exhibit 99.01:  Press Release dated December 31, 2003






                                    SIGNATURE
                                    ---------


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    SOMERSET HILLS BANCORP

Date: December 31, 2003             By: /s/Stewart E. McClure, Jr.
-----------------------                 ---------------------------
                                            Stewart E. McClure, Jr.
                                    President, Chief Executive Officer and Chief
                                    Operating Officer



                                  EXHIBIT INDEX

Exhibit           Description

99.01: Press Release Entitled: Somerset Hills Bancorp Announces Resignation of Director